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                                                                    Exhibit 99.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Planet Polymer Technologies, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that base don their knowledge: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered in the Report.

/s/ H. M. Busby
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H. M. Busby, Chief Executive Officer

/s/ H. M. Busby
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H. M. Busby, Chief Financial Officer

May 14, 2003

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